Exhibit 13.1

Certification pursuant to 18 U.S.C. § 1350,
as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Incannex Healthcare Limited (the “Company”) on Form 20-F for the year ended June 30, 2023 as filed on the date hereof (the “Report”), I, Joel Latham, Chief Executive Officer for the Company, certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 31, 2023	By:	/s/ Joel Latham
Joel Latham
Chief Executive Officer